SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment No. 1
                                       to

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



               Date of Report (Date of Earliest Event Reported):
                       October 20, 1999 (October 19, 1999)


                                 Belmont Bancorp
             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


           0-12724                                       34-1376776
     (Commission File Number)               (I.R.S. Employer Identification No.)



325 Main Street, Bridgeport, Ohio                      43912
(Address of Principal Executive Offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code: (740) 695-3323

Item 4. Change in Registrant's Certifying Accountant

     As disclosed in the Current Report on Form 8-K filed October 18, 1999 by Belmont Bancorp (the "Registrant"), on October 13, 1999 the Registrant dismissed S.R. Snodgrass, A.C. ("Snodgrass") as its independent accountants.

     The Registrant previously provided Snodgrass with a copy of the disclosure the Registrant included in its Current Report on Form 8-K filed October 18, 1999 and requested that Snodgrass furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether Snodgrass agreed with the disclosure. By letter dated October 15, 1999, a copy of which was received by the Registrant on October 19, 1999, Snodgrass advised that it agreed with the disclosure in the 8-K. A copy of Snodgrass's letter to the SEC is filed as Exhibit 16 to this Current Report on Form 8-K/A.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

16.  Letter re: change in certifying accountant


                                       2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Belmont Bancorp
                                        (Registrant)

Date:  October 20, 1999                By   /s/  David G. Brewick
                                            -------------------------------
                                            David G. Brewick, Interim President





                                       3.